Exhibit 10.1

REAFFIRMATION, JOINDER AND SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT This REAFFIRMATION, JOINDER AND SECOND AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this "Amendment") is made as of May 30, 2025, by and among (a) (1) the entities identified as Original Borrower set forth on Schedule I attached hereto (individually and collectively, "Original Borrower") and (2) the entity identified as Additional Borrower set forth on Schedule I attached hereto ("Additional Borrower"; together with Original Borrower, "Borrower"); (b) KEYBANK NATIONAL ASSOCIATION, a national banking association ("Original Lender"); and (c) FANNIE MAE, a corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq., and existing under the laws of the United States ("Fannie Mae"). RECITALS A. Original Borrower and Original Lender are parties to or have joined into that certain Master Credit Facility Agreement dated as of November 30, 2021 (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the "Master Agreement"). B. All of Original Lender's right, title and interest in the Master Agreement and the Loan Documents executed in connection with the Master Agreement or the transactions contemplated by the Master Agreement have been assigned to Fannie Mae pursuant to that certain Assignment of Master Credit Facility Agreement and Other Loan Documents, dated as of November 30, 2021, and Fannie Mae is the holder of each Note made prior to the date hereof. Further, Original Lender intends to sell, transfer and deliver to Fannie Mae any Note made pursuant to the Master Agreement on or after the date hereof. Fannie Mae has designated Original Lender as the servicer of the Advances made and contemplated by the Master Agreement. Notwithstanding the foregoing, Fannie Mae has not assumed (i) any of the obligations of Original Lender under the Master Agreement to make Future Advances, or (ii) any of the obligations of Original Lender which are servicing obligations delegated to Original Lender as servicer of the Advances. Accordingly, all references to "Lender" in this Amendment and the Loan Documents shall be deemed to be (a) "Original Lender" with respect to any Future Advances made under the Master Agreement and any servicing obligations with respect to the Outstanding Advances, and (b) "Fannie Mae" with respect to the Outstanding Advances sold to and held by Fannie Mae. C. Borrower has requested that Lender make one or more Future Advances pursuant to the Master Agreement and that the Mortgaged Property commonly known as Hamilton Highlands located in Norfolk County, Massachusetts (the "Additional Mortgaged Property") be added to the Collateral Pool. D. Additional Borrower desires to join into the Master Agreement as if it were an Original Borrower thereunder. Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Form 6601.MCFA Page 1 Fannie Mae 12-22 © 2022 Fannie Mae HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5

E. The parties are executing this Amendment pursuant to the Master Agreement to reflect (i) the making of a Future Advance by Lender in the amount of $18,664,000, and a Future Advance by Lender in the amount of $40,000,000 (individually and collectively, the "Future Advance"); (ii) the addition of the Additional Mortgaged Property to the Collateral Pool; and (iii) the joinder of Additional Borrower into the Master Agreement and other Loan Documents as if it were an Original Borrower thereunder. AGREEMENTS: NOW, THEREFORE, the parties hereto, in consideration of the mutual promises and agreements contained in this Amendment and the Master Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby agree as follows: Section 1. Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment. Section 2. Capitalized Terms. All capitalized terms used in this Amendment which are not specifically defined herein shall have the respective meanings set forth in the Master Agreement. Section 3. Future Advance. In connection with this Amendment, Lender is making the Future Advance to Borrower. Section 4. Addition of Mortgaged Property. The Additional Mortgaged Property is hereby added to the Collateral Pool under the Master Agreement. Section 5. Joinder. Additional Borrower hereby joins the Master Agreement and Loan Documents as if it were an Original Borrower thereunder. Borrower agrees that all references to "Borrower" in the Loan Documents (including, but not limited to, the Master Agreement and the Note) shall be deemed to include Additional Borrower and Original Borrower, and all references to "Mortgaged Property" in the Loan Documents (other than the Security Instruments executed by Original Borrower) shall be deemed to include the Additional Mortgaged Property. Section 6. Summary of Master Terms. The Summary of Master Terms attached to the Master Agreement is hereby amended by deleting Section I of the Summary of Master Terms and replacing it with Section I of the Summary of Master Terms attached hereto. Section 7. Schedule of Advance Terms. The Schedule of Advance Terms attached to the Master Agreement is hereby supplemented with Schedule 3.3 and Schedule 3.4 attached hereto. Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Fannie Mae HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 2 © 2022 Fannie Mae

Section 8. Prepayment Premium Schedule. The Prepayment Premium Schedule attached to the Master Agreement is hereby supplemented with Schedule 4.3 and Schedule 4.4 attached hereto. Section 9. Required Replacement Schedule. The Required Replacement Schedule attached to the Master Agreement is hereby supplemented with Schedule 5.2 attached hereto. Section 10. Required Repair Schedule. The Required Repair Schedule attached to the Master Agreement is hereby supplemented with Schedule 6.2 attached hereto. Section 11. Ownership Interests Schedule. The Ownership Interests Schedule attached to the Master Agreement is hereby amended by deleting Schedule 13 and replacing it with Schedule 13 attached hereto. Section 12. Agreement Restricting Rent, Income, or Both. Schedule 21 and Schedule 21-A attached hereto are hereby added to the Master Agreement. Section 13. Exhibit A. Exhibit A to each of the Master Agreement and the Environmental Indemnity Agreement is hereby deleted in its entirety and replaced with Exhibit A attached hereto. Section 14. Authorization. Borrower represents and warrants that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Master Agreement, as amended hereby. Section 15. Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents executed or assumed by Borrower, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of its covenants set forth in the Loan Documents, as amended hereby. Section 16. No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents executed or assumed by Borrower, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing. Section 17. Costs. Borrower agrees to pay all fees and costs (including attorneys' fees) incurred by Lender in connection with this Amendment. Section 18. Continuing Force and Effect of Loan Documents. Except as specifically modified or amended by the terms of this Amendment, all other terms and provisions of the Master Agreement and the other Loan Documents are incorporated by reference herein and in all respects shall continue in full force and effect including Section 15.01 (Choice of Law; Consent to Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Form 6601.MCFA Page 3 Fannie Mae 12-22 © 2022 Fannie Mae HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5

Jurisdiction), Section 15.02 (Waiver of Jury Trial), Section 15.05 (Counterparts), Section 15.08 (Severability; Entire Agreement; Amendments) and Section 15.09 (Construction) of the Master Agreement. Each Borrower, by execution of this Amendment, hereby reaffirms, assumes and binds itself to all of the obligations, duties, rights, covenants, terms and conditions that are contained in the Master Agreement and the other Loan Documents executed or assumed by it. [Remainder of Page Intentionally Left Blank] Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Fannie Mae HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 4 © 2022 Fannie Mae

IN WITNESS WHEREOF, the parties hereto have signed and delivered this Amendment under seal (where applicable) or have caused this Amendment to be signed and delivered under seal (where applicable) by their duly authorized representatives. Where Applicable Law so provides, the parties hereto intend that this Amendment shall be deemed to be signed and delivered as a sealed instrument. ORIGINAL BORROWER: COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership By: Commonwealth Apartments, Inc., a Massachusetts corporation, its General Partner By: (SEAL) Name: onald Brown Title: President COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership By: Commonwealth Gardens, Inc., a Massachusetts corporation, its General Partner By: (SEAL) Name: Ronald Brown Title: President NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership IC A Courtyard on North Beacon, Inc., a Massachusetts corporation, its General Partner By: (SEAL) Name: Ronald Brown Title: President Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Fannie Mae HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v2 Form 6601.MCFA 12-22 Page S-1 C© 2022 Fannie Mae

EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: Executive Apartments, Inc., a Massachusetts corporation, its General Partner

By: ______________________ (SEAL)
Name: Ronald Brown
Title: President

HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company

By: NewReal, Inc., a Massachusetts corporation, its Manager

By: ______________________ (SEAL)
Name: Ronald Brown
Title: President

HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership

By: Highland 38, Inc., a Massachusetts corporation, its General Partner

By: ______________________ (SEAL)
Name: Ronald Brown
Title: President

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Fannie Mae
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v2

Form 6601.MCFA
12-22

Page S-2
© 2022 Fannie Mae

OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By: Olde English Apartments, Inc.,
a Massachusetts corporation,
its General Partner

By: ______________________ (SEAL)
Name: Ronald Brown
Title: President

REDWOOD HILLS LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By: Redwood Hills, Inc.,
a Massachusetts corporation,
its General Partner

By: ______________________ (SEAL)
Name: Ronald Brown
Title: President

RIVER DRIVE LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By: River Drive, Inc.,
a Massachusetts corporation,
its General Partner

By: ______________________ (SEAL)
Name: Ronald Brown
Title: President

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Fannie Mae
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v2

Form 6601.MCFA
12-22

Page S-3
© 2022 Fannie Mae

WCB ASSOCIATES, LLC,
a Delaware limited liability company

By: NewReal, Inc.,
a Massachusetts corporation,
its Manager

By: ________________________ (SEAL)
Name: Ronald Brown
Title: President

CLOVELLY APARTMENTS LIMITED PARTNERSHIP,
a Massachusetts limited partnership

By: Clovelly Apartments, Inc.,
a Massachusetts corporation,
its General Partner

By: ________________________ (SEAL)
Name: Ronald Brown
Title: President

WESTGATE APARTMENTS BURLINGTON, LLC,
a Delaware limited liability company

By: NewReal, Inc.,
a Massachusetts corporation,
its Manager

By: ________________________ (SEAL)
Name: Ronald Brown
Title: President

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Fannie Mae
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v2

Form 6601.MCFA
12-22

Page S-4
© 2022 Fannie Mae

SCHOOL STREET 9, LLC,
a Delaware limited liability company

By: NewReal, Inc.,
a Massachusetts corporation,
its Manager

By: ____________________ (SEAL)
Name: Ronald Brown
Title: President

NERA DEAN STREET ASSOCIATES, LLC,
a Delaware limited liability company

By: NewReal, Inc.,
a Massachusetts corporation,
its Manager

By: ____________________ (SEAL)
Name: Ronald Brown
Title: President

WESTGATE APARTMENTS, LLC,
a Delaware limited liability company

By: NewReal, Inc.,
a Massachusetts corporation,
its Manager

By: ____________________ (SEAL)
Name: Ronald Brown
Title: President

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Fannie Mae
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v2

Form 6601.MCFA
12-22

Page S-5
© 2022 Fannie Mae

ADDITIONAL BORROWER: HAMILTON HIGHLANDS, LLC, a Massachusetts limited liability company NewReal, Inc., a Massachusetts corporation, its Manager By: (SEAL) Name onald Brown Title: President Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Fannie Mae HAMILTON (NERA)/KeyBainc (2021 MCFA) 65624749-v2 Form 6601.MCFA 12-22 Page S-6 cO 2022 Fannie Mae

ORIGINAL LENDER: KEYBANK NATIONAL ASSOCIATION, a national banking association By: (SEAL) Name: elly odgett Title: Vice President Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Fannie Mae HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v3 Form 6601.MCFA 12-22 Page S-7 © 2022 Fannie Mae

FANNIE MAE: FANNIE MAE By: 41t ?Lt::L (SEAL) Name: Michael W. Dick Title: Assistant Vice President Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Fannie Mae HAMILTON (NERA)KeyBsank (2021 MCFA) 65624749-v2 Form 6601.MCFA 12-22 Page S-8 © 2022 Fannie Mae

SCHEDULEI Borrower Original Borrower (a) COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership (b) COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership (c) NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership (d) EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership (e) HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company (f) HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership (g) OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership (h) REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership (i) RIVER DRIVE LIMITED PARTNERSHIP, a Massachusetts limited partnership (j) WCB ASSOCIATES, LLC, a Delaware limited liability company (k) CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership (1) WESTGATE APARTMENTS BURLINGTON, LLC, a Delaware limited liability company (m) SCHOOL STREET 9, LLC, a Delaware limited liability company (n) NERA DEAN STREET ASSOCIATES, LLC, a Delaware limited liability company (o) WESTGATE APARTMENTS, LLC, a Delaware limited liability company Additional Borrower (p) HAMILTON HIGHLANDS, LLC, a Massachusetts limited liability company Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Fannie Mae HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 1 © 2022 Fannie Mae

SCHEDULES AND EXHIBITS

The Schedules and Exhibits list attached to the Master Agreement is hereby deleted in its entirety and restated as follows:

Schedules

Schedule 1	Definitions Schedule – General	
Schedule 2	Summary of Master Terms	
Schedule 3.1	Schedule of Advance Terms	
Schedule 3.2	Schedule of Advance Terms	
Schedule 3.3	Schedule of Advance Terms	
Schedule 3.4	Schedule of Advance Terms	
Schedule 4.1	Prepayment Premium Schedule	Form 6104.01.MCFA [05-20]
Schedule 4.2	Prepayment Premium Schedule	Form 6104.01.MCFA [05-20]
Schedule 4.3	Prepayment Premium Schedule	Form 6104.01.MCFA [05-20]
Schedule 4.4	Prepayment Premium Schedule	Form 6104.01.MCFA [05-20]
Schedule 5	Required Replacement Schedule	
Schedule 5.1	Supplement to Required Replacement Schedule	
Schedule 5.2	Supplement to Required Replacement Schedule	
Schedule 6	Required Repair Schedule	
Schedule 6.1	Supplement to Required Repair Schedule	
Schedule 6.2	Supplement to Required Repair Schedule	
Schedule 7	General Conditions Schedule	
Schedule 8	Property-Related Documents Schedule	
Schedule 9	Conversion Schedule	
Schedule 10	Mortgaged Property Release Schedule	
Schedule 11	Mortgaged Property Addition Schedule	
Schedule 12	[Intentionally Deleted]	
Schedule 13	Ownership Interests Schedule	
Schedule 14	Future Advance Schedule	
Schedule 15	Letter of Credit Schedule	
Schedule 16	Exceptions to Representations and Warranties Schedule	
Schedule 17	SPE Requirements Schedule	

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedules and Exhibits
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA 12-22

Page 1
© 2022 Fannie Mae

Schedule 18	Waiver of Imposition Deposits	Form 6228.MCFA [04-12]
Schedule 19	Replacement Reserve Waiver	Form 6220 [modified] [08-14]
Schedule 19-A	Addenda to Schedule 2 – Replacement Reserve Waiver	Form 6102.04 [04-12]
Schedule 20	Legal Non-Conforming Status	Form 6275 [modified] [04-22]
Schedule 21	Agreement Restricting Rent, Income, or Both	Form 6253 [modified] [05-24]
Schedule 21-A	Addenda to Schedule 2 – Agreement Restricting Rent, Income, or Both	Form 6102.23 [modified] [11-23]

Exhibits

Exhibit A	Schedule of Mortgaged Properties and Initial Valuations
Exhibit B	Conversion Request
Exhibit C	Release Request
Exhibit D	Addition Request
Exhibit E	Future Advance Request
Exhibit F	[Intentionally Deleted]
Exhibit G	Annual Certification (Borrower)
Exhibit H	[Intentionally Deleted]
Exhibit I	Confirmation of Guaranty
Exhibit J	Confirmation of Environmental Indemnity Agreement
Exhibit K-1	Organizational Certificate (Borrower)
Exhibit K-2	[Intentionally Deleted]
Exhibit L	Confirmation of Obligations

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedules and Exhibits
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v5
Form 6601.MCFA
12-22
Page 2
© 2022 Fannie Mae

Borrower hereby acknowledges and agrees that the Schedules and Exhibits referenced above are hereby incorporated fully into this Master Agreement by this reference and each constitutes a substantive part of this Master Agreement. Borrower Initials Borrower Initials Borrower Initials Borrower nitials Borrower Initials Borrower Initials Borrower Initials Borrower Initials Y n Borrower Initials Borrower Initials / 2 17 Borrower Initials orrower Initials Borrower Initials Borrower Initials /27 Borrower Initials Borrower Initials Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedules and Exhibits HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v2 Form 6601.MCFA 12-22 Initial Page © 2022 Fannie Mae

SCHEDULE2 TO MASTER CREDIT FACILITY AGREEMENT Summary of Master Terms I. GENERAL PARTY AND MULTIFAMILY PROJECT INFORMATION (a) COMMONWEALTH 1144 LIMITED PARTNERSHIP, a Massachusetts limited partnership (b) COMMONWEALTH 1137 LIMITED PARTNERSHIP, a Massachusetts limited partnership (c) NORTH BEACON 140 LIMITED PARTNERSHIP, a Massachusetts limited partnership (d) EXECUTIVE APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership (e) HAMILTON OAKS ASSOCIATES, LLC, a Delaware limited liability company (f) HIGHLAND 38 LIMITED PARTNERSHIP, a Massachusetts limited partnership Borrower (g) OLDE ENGLISH APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership (h) REDWOOD HILLS LIMITED PARTNERSHIP, a Massachusetts limited partnership (i) RIVER DRIVE LIMITED PARTNERSHIP, a Massachusetts limited partnership (j) WCB ASSOCIATES, LLC, a Delaware limited liability company (k) CLOVELLY APARTMENTS LIMITED PARTNERSHIP, a Massachusetts limited partnership (1) WESTGATE APARTMENTS BURLINGTON, LLC, a Delaware limited liability company (m) SCHOOL STREET 9, LLC, a Delaware limited liability company (n) NERA DEAN STREET ASSOCIATES, LLC, a Delaware limited liability company Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6001.MCFA 12-22 Page 1 © 2022 Fannie Mae

	(o) WESTGATE APARTMENTS, LLC, a Delaware limited liability company (p) HAMILTON HIGHLANDS, LLC, a Massachusetts limited liability company
Lender	KEYBANK NATIONAL ASSOCIATION, a national banking association
Key Principal	(a) NEW ENGLAND REALTY ASSOCIATES LIMITED PARTNERSHIP, a Massachusetts limited partnership (b) JAMESON BROWN
Guarantor	N/A
Multifamily Project	(a) Commonwealth Apartments (b) Commonwealth Gardens (c) Courtyard at North Beacon (d) Executive Apartments (e) Hamilton Oaks (f) Highland Street Apartments (g) Olde English Village (h) Redwood Hills (i) River Drive Apartments (j) Westside Colonial Apartments (k) Clovelly Apartments (l) Courtyard at Westgate (m) Hamilton Village (n) Stonebridge Apartments (o) Westgate Apartments (p) Hamilton Highlands
Affordable Housing Property	Commonwealth Apartments ☐ Yes ☒ No Commonwealth Gardens ☐ Yes ☒ No Courtyard at North Beacon ☐ Yes

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 2 (Summary of Master Terms)
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v5

Form 6001.MCFA
12-22

Page 2
© 2022 Fannie Mae

	☒ No <u>Executive Apartments</u> ☐ Yes ☒ No <u>Hamilton Oaks</u> ☐ Yes ☒ No <u>Highland Street Apartments</u> ☐ Yes ☒ No <u>Olde English Village</u> ☐ Yes ☒ No <u>Redwood Hills</u> ☐ Yes ☒ No <u>River Drive Apartments</u> ☐ Yes ☒ No <u>Westside Colonial Apartments</u> ☐ Yes ☒ No <u>Courtyard at Westgate</u> ☐ Yes ☒ No <u>Hamilton Village</u> ☐ Yes ☒ No <u>Stonebridge Apartments</u> ☐ Yes ☒ No <u>Westgate Apartments</u> ☐ Yes ☒ No

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 2 (Summary of Master Terms)
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v5

Form 6001.MCFA
12-22

Page 3
© 2022 Fannie Mae

	Hamilton Highlands ☐ Yes ☒ No
ADDRESSES	
Borrower's General Business Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134
Borrower's Notice Address	c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134 Attn: Jameson Brown, CEO and Andrew Bloch, CFO Email: jbrown@thehamiltoncompany.com and abloch@thehamiltoncompany.com
Multifamily Project Address	Commonwealth Apartments 1144 Commonwealth Ave, Allston, Norfolk County and Suffolk County, Massachusetts 02134 Commonwealth Gardens 1137 Commonwealth Ave, Allston, Suffolk County, Massachusetts 02134 Courtyard at North Beacon 140 North Beacon St, Brighton, Suffolk County, Massachusetts 02135 Executive Apartments 545 Worcester Rd, Framingham, Middlesex County, Massachusetts 01701 Hamilton Oaks 30 Oak St Extension, Brockton, Norfolk County and Plymouth County, Massachusetts 02301 Highland Street Apartments 38 Highland St, Lowell, Middlesex County, Massachusetts 01852 Olde English Village 714 Chelmsford St, Lowell, Middlesex County, Massachusetts 01851

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 2 (Summary of Master Terms)
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v5

Form 6001.MCFA
12-22

Page 4
© 2022 Fannie Mae

Redwood Hills 376 Sunderland Rd, Worcester, Worcester County, Massachusetts 01604 River Drive Apartments 3 River Drive, Danvers, Essex County, Massachusetts 01923 Westside Colonial Apartments 10 Westland St, Brockton, Plymouth County, Massachusetts 02301 Clovelly Apartments 160 Concord St, Nashua, Hillsborough County, New Hampshire 03064 Courtyard at Westgate 105 Westgate Dr, Burlington, Middlesex County, Massachusetts 01803 Hamilton Village 9 School St, Framingham, Middlesex County, Massachusetts 01701 Stonebridge Apartments 38 Dean St, Norwood, Norfolk County, Massachusetts 02062 Westgate Apartments 2 Westgate Dr, Woburn, Middlesex County, Massachusetts 01801 Hamilton Highlands 757 Highland Ave, Needham, Norfolk County, Massachusetts 02494 Key Principal's General Business c/o The Hamilton Company, Inc. Address 39 Brighton Avenue Boston, Massachusetts 02134 c/o The Hamilton Company, Inc. 39 Brighton Avenue Boston, Massachusetts 02134 Key Principal's Notice Address Attn: Jameson Brown, CEO and Andrew Bloch, CFO Email: jbrown@thehamiltoncompany.com and abloch@thehamiltoncompany.com Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 2 (Summary of Master Terms) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6001.MCFA 12-22 Page 5 © 2022 Fannie Mae

Guarantor's General Business Address	N/A
Guarantor's Notice Address	N/A
Lender's General Business Address	127 Public Square Cleveland, Ohio 44114
Lender's Notice Address	KeyBank Real Estate Capital – Servicing Department 11501 Outlook Street, Suite 300 Overland Park, Kansas 66211 Mail code: KS-01-11-0501 Attention: Servicing Manager
Lender's Payment Address	c/o KeyBank Real Estate Capital Post Office Box 145404 Cincinnati, Ohio 45250

[Remainder of Page Intentionally Blank]

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 2 (Summary of Master Terms)
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v5

Form 6001.MCFA
12-22

Page 6
© 2022 Fannie Mae

SCHEDULE 3.3 TO MASTER CREDIT FACILITY AGREEMENT Schedule of Advance Terms INFORMATION FOR $18,664,000 FIXED ADVANCE MADE MAY 30, 2025 Advance Amount $18,664,000 Advance Term One hundred twenty (120) months Advance Year The period beginning on the Effective Date and ending on the last day of May, 2026, and each successive twelve (12) month period thereafter Amortization Period Zero (0) months Amortization Type ❑ Amortizing ® Full Term Interest Only ❑ Partial Interest Only Effective Date May 30, 2025 First Payment Date The first day of July, 2025 Fixed Rate 5.84% Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 3.3 (Schedule of Advance Terms) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 1 © 2022 Fannie Mae

❑ 30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months) or ® Actual/360 (computed on the basis of a three Interest Accrual Method hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month) Interest Only Term One hundred twenty (120) months Interest Rate The Fixed Rate Interest Rate Type Fixed Rate The first day of June, 2035, or any earlier date on which Maturity Date the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise For Full Term Interest Only (Actual/360): (i) $90,831.47 for the First Payment Date; and (ii) for each Payment Date thereafter until the Advance is fully paid: (a) $84,776.04 if the prior month was a 28- Monthly Debt Service Payment day month; (b) $87,803.75 if the prior month was a 29- day month; (c) $90,831.47 if the prior month was a 30- day month; and (d) $93,859.18 if the prior month was a 31- day month Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 3.3 (Schedule of Advance Terms) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 2 © 2022 Fannie Mae

Prepayment Lockout Period The 0 Advance Year of the term of the Advance For Interest-Only Loans: Remaining Amortization Period N/A H. YIELD MAINTENANCE/PREPAYMENT PREMIUM J1'FORMATIONI Yield Maintenance Period End Date or Prepayment Premium Period End Date Yield Maintenance Period Term or Prepayment Premium Period Term The last day of November, 2034 One hundred fourteen (114) months Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Form 6601.MCFA Schedule 3.3 (Schedule of Advance Terms) 12-22 HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Page 3 © 2022 Fannie Mae

SCHEDULE 3.4 TO MASTER CREDIT FACILITY AGREEMENT Schedule of Advance Terms INFORMATION FOR $40,000,000 FIXED ADVANCE MADE MAY 30, 2025 Advance Amount $40,000,000 Advance Term One hundred twenty (120) months Advance Year The period beginning on the Effective Date and ending on the last day of May, 2026, and each successive twelve (12) month period thereafter Amortization Period Zero (0) months Amortization Type ❑ Amortizing ® Full Term Interest Only ❑ Partial Interest Only Effective Date May 30, 2025 First Payment Date The first day of July, 2025 Fixed Rate 5.99% Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 3.4 (Schedule of Advance Terms) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 1 © 2022 Fannie Mae

❑ 30/360 (computed on the basis of a three hundred sixty (360) day year consisting of twelve (12) thirty (30) day months) or ® Actual/360 (computed on the basis of a three Interest Accrual Method hundred sixty (360) day year and the actual number of calendar days during the applicable month, calculated by multiplying the unpaid principal balance of the Advance by the Interest Rate, dividing the product by three hundred sixty (360), and multiplying the quotient obtained by the actual number of days elapsed in the applicable month) Interest Only Term One hundred twenty (120) months Interest Rate The Fixed Rate Interest Rate Type Fixed Rate The first day of June, 2035, or any earlier date on which Maturity Date the unpaid principal balance of the Advance becomes due and payable by acceleration or otherwise For Full Term Interest Only (Actual/360): (i) $199,666.67 for the First Payment Date; and (ii) for each Payment Date thereafter until the Advance is fully paid: (a) $186,355.56 if the prior month was a Monthly Debt Service Payment 28-day month; (b) $193,011.11 if the prior month was a 29-day month; (c) $199,666.67 if the prior month was a 30-day month; and (d) $206,322.22 if the prior month was a 31-day month Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 3.4 (Schedule of Advance Terms) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 2 © 2022 Fannie Mae

Prepayment Lockout Period The 0 Advance Year of the term of the Advance For Interest-Only Loans: Remaining Amortization Period N/A 1 II. YIELD MAINTENANCE/PREPAYMENT PREMIUM INFORMATION I Yield Maintenance Period End Date or Prepayment Premium Period End Date Yield Maintenance Period Term or Prepayment Premium Period Term The last day of November, 2034 One hundred fourteen (114) months Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Form 6601.MCFA Schedule 3.4 (Schedule of Advance Terms) 12-22 HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Page 3 © 2022 Fannie Mae

SCHEDULE 4.3 TO MASTER CREDIT FACILITY AGREEMENT Prepayment Premium Schedule (Standard Yield Maintenance — Fixed Rate) 1. Defined Terms. All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement. 2. Prepayment Premium. Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be computed as follows: (a) If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of: (1) one percent (1%) of the amount of principal being prepaid; or (2) the product obtained by multiplying: (A) the amount of principal being prepaid, by (B) the difference obtained by subtracting from the Fixed Rate on the Advance, the Yield Rate (as defined below) on the twenty-fifth Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Section 2.06 (Application of Collateral) of this Master Agreement, by (C) the present value factor calculated using the following formula: 1—(1 +r)-rh12 [r = Yield Rate Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 4.3 (Prepayment Premium Schedule) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6104.01 05-20 Page 1 © 2020 Fannie Mae

n = the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Advance and (ii) the Yield Maintenance Period End Date. For purposes of this clause (2), the "Yield Rate" means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. "Treasury constant maturities" (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the "Fed Release") under the heading "U.S. government securities") closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places): (ax— b)x(z—y) +b a = the yield for the longer U.S. Treasury constant maturity b = the yield for the shorter U.S. Treasury constant maturity x = the term of the longer U.S. Treasury constant maturity y = the term of the shorter U.S. Treasury constant maturity z = "n" (as defined in the present value factor calculation above) divided by twelve (12). For purposes of this clause (2), if the Yield Rate is calculated to be zero, the number 0.00001 shall be deemed to be the Yield Rate. Notwithstanding any provision to the contrary, if "z" equals a term reported under the U.S. "Treasury constant maturities" subheading in the Fed Release, the yield for such Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Form 6104.01 Page 2 Schedule 4.3 (Prepayment Premium 05-20 © 2020 Fannie Mae Schedule) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5

term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.] (b) If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid. (c) Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth month prior to the month in which the Maturity Date occurs. [Remainder of Page Intentionally Blank] Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 4.3 (Prepayment Premium Schedule) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6104.01 05-20 Page 3 © 2020 Fannie Mae

SCHEDULE 4.4 TO MASTER CREDIT FACILITY AGREEMENT Prepayment Premium Schedule (Standard Yield Maintenance — Fixed Rate) 1. Defined Terms. All capitalized terms used but not defined in this Prepayment Premium Schedule shall have the meanings assigned to them in this Master Agreement. 2. Prepayment Premium. Any Prepayment Premium payable under Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement shall be computed as follows: (a) If the prepayment is made at any time after the Effective Date and before the Yield Maintenance Period End Date, the Prepayment Premium shall be the greater of: (1) one percent (1%) of the amount of principal being prepaid; or (2) the product obtained by multiplying: (A) the amount of principal being prepaid, by (B) the difference obtained by subtracting from the Fixed Rate on the Advance, the Yield Rate (as defined below) on the twenty-fifth Business Day preceding (i) the Intended Prepayment Date, or (ii) the date Lender accelerates the Advance or otherwise accepts a prepayment pursuant to Section 2.06 (Application of Collateral) of this Master Agreement, by (C) the present value factor calculated using the following formula: r) 112 [r = Yield Rate Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 4.4 (Prepayment Premium Schedule) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6104.01 05-20 Page 1 © 2020 Fannie Mae

n = the number of months remaining between (i) either of the following: (x) in the case of a voluntary prepayment, the last day of the month in which the prepayment is made, or (y) in any other case, the date on which Lender accelerates the unpaid principal balance of the Advance and (ii) the Yield Maintenance Period End Date. For purposes of this clause (2), the "Yield Rate" means the yield calculated by interpolating the yields for the immediately shorter and longer term U.S. "Treasury constant maturities" (as reported in the Federal Reserve Statistical Release H.15 Selected Interest Rates (the "Fed Release") under the heading "U.S. government securities") closest to the remaining term of the Yield Maintenance Period Term, as follows (rounded to three (3) decimal places): (a b) x(z—y) +b x— a = the yield for the longer U.S. Treasury constant maturity b = the yield for the shorter U.S. Treasury constant maturity x = the term of the longer U.S. Treasury constant maturity y = the term of the shorter U.S. Treasury constant maturity z = "n" (as defined in the present value factor calculation above) divided by twelve (12). For purposes of this clause (2), if the Yield Rate is calculated to be zero, the number 0.00001 shall be deemed to be the Yield Rate. Notwithstanding any provision to the contrary, if "z" equals a term reported under the U.S. "Treasury constant maturities" subheading in the Fed Release, the yield for such Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Form 6104.01 Page 2 Schedule 4.4 (Prepayment Premium 05-20 © 2020 Fannie Mae Schedule) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5

term shall be used, and interpolation shall not be necessary. If publication of the Fed Release is discontinued by the Federal Reserve Board, Lender shall determine the Yield Rate from another source selected by Lender. Any determination of the Yield Rate by Lender will be binding absent manifest error.] (b) If the prepayment is made on or after the Yield Maintenance Period End Date but before the last calendar day of the fourth month prior to the month in which the Maturity Date occurs, the Prepayment Premium shall be one percent (1%) of the amount of principal being prepaid. (c) Notwithstanding the provisions of Section 2.04 (Prepayment; Prepayment Lockout; Prepayment Premium) of this Master Agreement, no Prepayment Premium shall be payable with respect to any prepayment made on or after the last calendar day of the fourth month prior to the month in which the Maturity Date occurs. [Remainder of Page Intentionally Blank] Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 4.4 (Prepayment Premium Schedule) HAMILTON (NERA)/KeyBank (2021 MCFA) 65624749-v5 Form 6104.01 05-20 Page 3 © 2020 Fannie Mae

SCHEDULE 5.2
TO MASTER CREDIT FACILITY AGREEMENT

Supplement to Required Replacement Schedule

Mortgaged Property	Initial Replacement Reserve Deposit	Monthly Replacement Reserve Deposit
Hamilton Highlands	$0	$2,239

Item
Asphalt seal coat and striping
Painting, Exterior
Asphalt shingle (3-tab)
A/C window unit or through wall
Oil/gas dual fired, low MBH Boiler
Vinyl Flooring
Kitchen: Dishwasher
Kitchen: Range/Stove
Kitchen: Refrigerator
Kitchen: Microwave
Common area floors, carpet

[Remainder of Page Intentionally Blank]

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 5.2 (Supplement to Required Replacement Schedule)
HAMILTON (NERA)/KeyBank (2021 MCFA)
65624749-v5
Form 6601.MCFA
12-22
Page 1
© 2022 Fannie Mae

SCHEDULE 6.2 TO MASTER CREDIT FACILITY AGREEMENT Supplement to Required Repair Schedule Mortgaged Property Name: Hamilton Highlands Mortgaged Property Address: 757 Highland Ave, Needham, Norfolk County, Massachusetts 02494 Fannie Mae Collateral Reference Number: 9999121228-001 Repairs Escrow Deposit: $0 Hamilton Highlands Immediate Repairs Table: Escrow: Completion: Cost: Escrow Amount Life Safety: Elevator Cabs - Certificate of operation is expired 1 both North & South Building - Per correspondance saved in the deal folder this item has been cleared by the vendor. Yes X No 0 fvlos. S1.500 50 Fire Suppression - According to the provided fire inspection reports the fire sprinkler system was last inspected February 1 2023 Inspection and testing of the fire sprinkler system is recommended - Per correspondance saved in the deal folder this item has been cleared by the vendor Yes X No 0 Mon S1.500 50 Critical: ADA - Provide Van Accessible Parking Space Yes X No 3 Moo 5250 50 ADA - Modify Public Toilet Room for ADA Accessibility Yes X No 3 Mos_ 5250 SO Totals: $3,500 $0 [Remainder of Page Intentionally Blank] Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 6.2 (Supplement to Required Repair Schedule) HAMILTON/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 1 © 2022 Fannie Mae

SCHEDULE 13 TO MASTER CREDIT FACILITY AGREEMENT Ownership Interests Schedule See attached. SPE Owners: Commonwealth Apartments, Inc., a Massachusetts corporation Commonwealth Gardens, Inc., a Massachusetts corporation Courtyard on North Beacon, Inc., a Massachusetts corporation Executive Apartments, Inc., a Massachusetts corporation Highland 38, Inc., a Massachusetts corporation Olde English Apartments, Inc., a Massachusetts corporation Redwood Hills, Inc., a Massachusetts corporation River Drive, Inc., a Massachusetts corporation Clovelly Apartments, Inc., a Massachusetts corporation Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 13 (Ownership Interests Schedule) HAMILTON/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 1 © 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC
Ronald Brown
Harley Brown
100% Sole Member
Jameson Brown
100% Sole Member
Officers & Board of Directors
Class A Limited Partners
Class B Limited Partners
NewReal, Inc. (MA)
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
99% Limited Partner of Commonwealth 1144 Limited Partnership
100% Stockholder of Commonwealth Apartments, Inc.
Commonwealth Apartments, Inc. (MA)
1% General Partner
Commonwealth 1144 Limited Partnership (MA)
1144 Commonwealth Avenue
Boston, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 2
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
Jameson Brown
Co-Trustee Sally E. Michael
Co-Trustee Andrew L. Bloch
Co-Trustee Jameson Brown
JPB/HBC Real Estate LLC
Harley Brown
Maise Brown, LLC
Harold Brown Charitable Lead Annuity Trust, a MA Trust
HBC Holdings, LLC
(MA)
76.00% ownership in Class B NERA LP Shares
17.21% ownership in Class A NERA LP Shares
(23.60% indirect ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% in Class B NERA LP Shares
(4.76% ownership in Borrowers through Class B NERA interests), 5.25% combined interest in Borrower
Harley Brown
100% Sole Member
Maisie Brown LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Jameson Brown
100% Sole Member
JPB Real Estate LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% ownership in GP Shares
(0.25% ownership in Borrowers through NewReal, Inc.).
5.25% combined interest in Borrowers
U.S Citizen
Officers & Board of Directors
Jameson Brown
0.03% direct owner of Class A NERA LP Shares
Ronald Brown
3.20% direct owner of Class A NERA LP shares
Class A Limited Partners
Publicly Traded on NYSE
30.00%
No domestic individual or entity owning 25% or more in the Borrowers and no foreign individual or entity owning 10% or greater in the Borrowers, other than noted above.
Class B Limited Partners
10.00%
NewReal, Inc. (MA)
General Partner
1.00%
39 Brighton Avenue
Allston, MA 02134
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
99% Limited Partner of Commonwealth 1137 Limited Partnership
100% Stockholder of Commonwealth Gardens, Inc.
Commonwealth Gardens, Inc. (MA)
1% General Partner
Commonwealth 1137 Limited Partnership (MA)
1137 Commonwealth Avenue
Boston, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 3
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC (MA)
39 Brighton Avenue Allston, MA 02134
Harley Brown 100% Sole Member
Maisie Brown LLC
Jameson Brown 100% Sole Member
JPB Real Estate LLC
39 Brighton Avenue Allston, MA 02134
Ronald Brown
Officers & Board of Directors
Jameson Brown
Ronald Brown
Class A Limited Partners
Class B Limited Partners
NewReal, Inc. (MA)
General Partner
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown President U.S Citizen
Jameson Brown Treasurer U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
99% Limited Partner of North Beacon 140 Limited Partnership
100% Stockholder of Courtyard on North Beacon, Inc.
Courtyard on North Beacon, Inc. (MA)
1% General Partner
North Beacon 140 Limited Partnership (MA)
140 North Beacon Street
Boston, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 4
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC (MA)
39 Brighton Avenue Allston, MA 02134
Ronald Brown
Harley Brown 100% Sole Member
Maisie Brown LLC
Jameson Brown 100% Sole Member
JPB Real Estate LLC
39 Brighton Avenue Allston, MA 02134
Officers & Board of Directors
Jameson Brown
Ronald Brown
Class A Limited Partners Publicly Traded on NYSE
Class B Limited Partners
NewReal, Inc. (MA)
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown President U.S Citizen
Jameson Brown Treasurer U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
99% Limited Partner of Executive Apartments Limited Partnership
100% Stockholder of Executive Apartments, Inc.
Executive Apartments, Inc. (MA)
1% General Partner
Executive Apartments Limited Partnership (MA)
545 Worcester Road
Framingham, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 5

© 2022 Fannie Mae

Co-Trustee
Sally E. Michael
Co-Trustee
Andrew L. Bloch
Co-Trustee
Jameson Brown
Harold Brown Charitable Lead Annuity Trust, a MA Trust
Jameson Brown
Jameson F. Brown 2021 Irrevocable Trust
Trustee: Jameson Brown
Harley Brown
100% Sole Member
JPB/HBC Real Estate LLC
Maise Brown, LLC
HBC Holdings, LLC
(MA)
76.00% ownership in Class B NERA LP Shares
17.21% ownership in Class A NERA LP Shares
(22.50% indirect ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% in Class B NERA LP Shares
(4.75% ownership in Borrowers through Class B NERA interests), 5.20% combined interest in Borrower
Harley Brown
100% Sole Member
Maisie Brown LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Jameson Brown
100% Sole Member
JPB Real Estate LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% ownership in GP Shares
(0.25% ownership in Borrowers through NewReal, Inc.),
5.20% combined interest in Borrowers
U.S Citizen
Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
Jameson Brown
0.03% direct owner of Class A NERA LP Shares
Ronald Brown
3.20% direct owner of Class A NERA LP shares
Class A
Limited Partners
Publicly Traded on NYSE
No domestic individual or entity owning 25% or more in the Borrowers and no foreign individual or entity owning 10% or greater in the Borrowers, other than noted above.
Class B Limited Partners
NewReal, Inc. (MA)
General Partner
39 Brighton Avenue
Allston, MA 02134
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Officers & Board of Directors
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
100% Member
Hamilton Oaks Associates, LLC (DE)
Non-Member Manager: NewReal, Inc. (MA)
30 Oak Street Extension
Brockton, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 6
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
Co-Trustee Sally E. Michael
Co-Trustee Andrew L. Bloch
Co-Trustee Jameson Brown
Harold Brown Charitable Lead Annuity Trust, a MA Trust
JPE/HBC Real Estate LLC
Harley Brown 100% Sole Member
Maise Brown, LLC
Maurer, Inc.
HBC Holdings, LLC (MA)
78.00% ownership in Class B NERA LP Shares
17.21% ownership in Class A NERA LP Shares
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
Harley Brown 100% Sole Member
Maisie Brown LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue Allston, MA 02134
Jameson Brown 100% Sole Member
JPB Real Estate LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue Allston, MA 02134
Ronald Brown
25.00% ownership in GP Shares
(0.25% ownership in Borrowers through NewReal, Inc.),
U.S Citizen
Officers & Board of Directors
Jameson Brown
0.02% direct owner of Class A NERA LP Shares
Ronald Brown
5.20% direct owner of Class A NERA LP shares
Class A Limited Partners
Publicly Traded on NYSE
No domestic individual or entity owning 25% or more in the Borrowers and no foreign individual or entity owning 10% or greater in the Borrowers, other than noted above.
Class B Limited Partners
NewReal, Inc. (MA)
General Partner
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
99% Limited Partner of Highland 38 Limited Partnership
100% Stockholder of Highland 38, Inc.
Highland 38, Inc. (MA)
1% General Partner
Highland 38 Limited Partnership (MA)
38 Highland Street
Lowell, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 7
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC (MA)
38 Brighton Avenue
Allston, MA 02134
Harley Brown 100% Sole Member
Maisie Brown LLC
Jameson Brown 100% Sole Member
JPB Real Estate LLC
Ronald Brown
Officers & Board of Directors
Jameson Brown
Ronald Brown
Class A Limited Partners
Class B Limited Partners
NewReal, Inc. (MA)
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
99% Limited Partner of Olde English Apartments Limited Partnership
100% Stockholder of Olde English Apartments, Inc.
Olde English Apartments, Inc. (MA)
1% General Partner
Olde English Apartments Limited Partnership (MA)
714 Chelmsford Street
Lowell, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 8

© 2022 Fannie Mae

T1~1X IYb a]a. rrr~.votlu lrwn a..e.wSn Aveae: 1r.or.. A.,ra.r Iw... ' w s:so ra..rr re.. e.~rl, r.,~.Au• 1 e.orn~" irwe~ie.. era~l.lpul~l N 1,6 rrr bW.L1 ru ]ry.;l Co-Tru,tet tsar E. short., Ce-Tr,rstee Callow 1. eloeb ur —m C o-T.ru[tee aer7?.~ae.ed wt~.lyw Jame con Bro An mgr aesah err ~aml !PB~HB~ Raa robin Note: roar than persons or entitle, apeclhcoliy Identified on (ells organizational chart, mere I6 no: li U.S. perso0 entity who own a, in the aggregate, 256 or more of the direct or Indirect ownership In to re sirs In Borrower Ill) foreign person or silky who owns. in the aggregate. 10% or more of me direct or indirect ownership erests In Borrower, Unla Be otherwise indicated. all individuals Identified on into organizational [hart are gregde amount lakes Into account any direct or Indirect ownership Interests In Borrower held by a 1 lmmetllate Family Member, lwhiCh term Includes an Individual'. child, stepchild, grandparent, albling, step-ilbang. parent, or step-parentl - r• C aro10 Brown Cluaribbl Lad Anne il, I I I LJ "root, Truor Hader Brorm JMaecon Brown 100% iota Member 100% a.N LlsmtN1 HBC Holdings, LLC Makle Brown LLC Joe Reel Estate LLC INC) Ronald Brown 57.60% ownership In OP 37.60% ovmershlp M OP J 6OC% ownership Inclass a NERA LP I hang 26.00% In Clacc B NERA LP Inure, share, 17.31% ownership in 01.60 A NERA LP Inane Ihenf 10,376% awnsrehla 10 10.476% ewnerehls In 123.60% Indlreot ewnerenlp in Bortpwalo) (4.76% oMer[hlp In Borrower. Bornol..rs BOrtdweee) 86 Brighton Avenue (1610195 Clati B NERA is Brl hton Avenue is Brighton Avenue Alicton. MA 02134 In(alotts), 6.20% oombined Alton, MA 02134 Allston, MA 02134 ..ra ul M,,.Aar. r,o,,., r l,,.., a 11- E. ML+eai au.'J 1 Intere,t In Borrower Ma..6.r..r r rruu-nrarriLr ni.rr.pr. Jameson Brown 0.09% dlrscl owner of Ciao B 4 aA NERA LP Shares 1ed Paners rt Cla,t B Limned Paers rtn hewRea..Inc. IMAI P.100011 pIY Traded cn NYSE 16.00% 1.,. seal Pani_r Ronald Brown 30.00% 1 .. 5.20% abed owner Of Class a 560 doenat110 rndrddael or ]e 8,ATIon Avon... NERA LP shares hie ltorrnlna 26% lop 111—,. IAA02130 rfrorelOn Ind 10%uo l r ore 0loa 1 In MRIOg NerRaal, me. R also hie Non-Member Manager of eeoh LLC Borrcevr Borrowers, other then noted abl're. New England Realty Associates Limited Partnership (MA) Key Principal Puhlically Traded NYSE ("NEN") 39 Brighton Avenue Allston, MA 02134 99% Limited Partner of Redwood Hills Limited Partnership 100% Stockholder of Redwood Hills, Inc. I Redwood Hills, Inc. (MA) 1% General Partner I Redwood Hills Limited Partnership (MA) I 376 Sunderland Road Worcester, MA Ronal) Brown 26.00% ornalh is In OP therac 10.26% 00110151110 in Borrow." through Na'aaeel, Inn.!. 130% oombined inlet. ct In Borrowers u t cittlon Dmoer. L Board of Directors Ronald Bruhn lPrcldenr eve I: ' _ JaTlp64n Brorn irossurc' ar4 D~ra_Icr 1160510 NCC•4ckl'q lattrdlirrl Da:10 A10lse Draccorl Llaaina Altrandl iDuaclorl Andrer L Bloch IDI•tclC4I 5al, Mioh,al iol•aclor: 01043 Roher(olrMi•I E.eoutive omoerc Ronald Brown Pretldent u. t C lb.en Jsrnewn Brorn Tloacurer u.t Citizen Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Form 6601.MCFA Page 9 Schedule 13 (Ownership Interests Schedule) 12-22 © 2022 Fannie Mae HAMILTON/KeyBank (2021 MCFA) 65624749-v5

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC
(MA)
75.00% ownership in Class B NERA LP Shares
17.21% ownership in Class A NERA LP Shares
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% in Class B NERA LP Shares
Harley Brown
100% Sole Member
Maisie Brown LLC
Jameson Brown
100% Sole Member
JPB Real Estate LLC
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% ownership in GP Shares
U.S Citizen
Officers & Board of Directors
Jameson Brown
0.03% direct owner of Class A NERA LP Shares
Ronald Brown
3.20% direct owner of Class A NERA LP shares
Class A
Limited Partners
Publicly Traded on NYSE
No domestic individual or entity owning 25% or more in the Borrowers and no foreign individual or entity owning 10% or greater in the Borrowers, other than noted above.
Class B Limited Partners
NewReal, Inc. (MA)
General Partner
39 Brighton Avenue
Allston, MA 02134
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
99% Limited Partner of River Drive Limited Partnership
100% Stockholder of River Drive, Inc.
River Drive, Inc. (MA)
1% General Partner
River Drive Limited Partnership (MA)
3 River Drive
Danvers, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 10

© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
Co-Trustee
Co-Trustee
Co-Trustee
Jameson Brown
JPB/HBC Real Estate LLC
Maisie Brown,LLC
HBC Holdings, LLC
(MA)
76.00% ownership in Class B NERA LP Shares
17.21% ownership in Class A NERA LP Shares
(25.60% indirect ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% in Class B NERA LP Shares
(4.76% ownership in Borrowers through Class B NERA interests), 8.20% combined interest in Borrower
Harley Brown
100% Sole Member
Maisie Brown LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Jameson Brown
100% Sole Member
JPB Real Estate LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% ownership in GP Shares
(0.25% ownership in Borrowers through NewReal, Inc.),
8.20% combined interest in Borrowers
U.S Citizen
Officers & Board of Directors
Ronald Brown (President and Director)
Jameson Brown (Treasurer and Director)
David Alcorn (Director)
Sally Michael (Director)
Jameson Brown
0.03% direct owner of Class A NERA LP Shares
Ronald Brown
3.20% direct owner of Class A NERA LP shares
Class A
Limited Partners
Publicly Traded on NYSE
80.50%
No domestic individual or entity owning 25% or more in the Borrowers and no foreign individual or entity owning 10% or greater in the Borrowers, other than noted above.
Class B Limited Partners
19.00%
NewReal, Inc. (MA)
General Partner
100%
39 Brighton Avenue
Allston, MA 02134
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
100% Member
WCB Associates, LLC (DE)
Non-Member Manager: NewReal, Inc. (MA)
10 Westland Street
Brockton, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 11
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC
(MA)
75.00% ownership in Class B NERA LP Shares
17.81% ownership in Class A NERA LP Shares
(25.50% indirect ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% in Class B NERA LP Shares
(4.75% ownership in Borrowers through Class B NERA interests), 5.20% combined interest in Borrower
Harley Brown
100% Sole Member
Maisie Brown LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Jameson Brown
100% Sole Member
JPB Real Estate LLC
37.50% ownership in GP Shares
(0.375% ownership in Borrowers)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% ownership in GP Shares
(0.25% ownership in Borrowers through NewReal, Inc.),
5.20% combined interest in Borrowers
U.S Citizen
Jameson Brown
0.93% direct owner of Class A NERA LP Shares
Ronald Brown
3.20% direct owner of Class A NERA LP shares
Class A
Limited Partners
Publicly Traded on NYSE
No domestic individual or entity owning 25% or more in the Borrowers and no foreign individual or entity owning 10% or greater in the Borrowers, other than noted above.
Class B Limited Partners
NewReal, Inc. (MA)
General Partner
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Officers & Board of Directors
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
99% Limited Partner of Clovelly Apartments Limited Partnership
100% Stockholder of Clovelly Apartments, Inc.
Clovelly Apartments, Inc. (MA)
1% General Partner
Clovelly Apartments Limited Partnership (MA)
160 Concord Street
Nashua, NH

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 12

© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC (MA)
Ronald Brown
Harley Brown 100% Sole Member
Jameson Brown 100% Sole Member
JPB Real Estate LLC
Officers & Board of Directors
NewReal, Inc. (MA)
General Partner
Class A Limited Partners
Class B Limited Partners
Executive Officers
Ronald Brown President U.S Citizen
Jameson Brown Treasurer U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
100% Member
Westgate Apartments Burlington, LLC (DE)
Non-Member Manager: NewReal, Inc. (MA)
105 Westgate Drive
Burlington, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 13
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC (MA)
Ronald Brown
Harley Brown 100% Sole Member
Jameson Brown 100% Sole Member
Officers & Board of Directors
Jameson Brown 0.03% direct owner of Class A NERA LP Shares
Ronald Brown 3.20% direct owner of Class A NERA LP shares
Class A Limited Partners
Class B Limited Partners
NewReal, Inc. (MA)
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown President U.S Citizen
Jameson Brown Treasurer U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
100% Member
School Street 9, LLC (DE)
Non-Member Manager: NewReal, Inc. (MA)
9 School Street
Framingham, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 14
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
HBC Holdings, LLC
(MA)
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
Harley Brown
100% Sole Member
Jameson Brown
100% Sole Member
Officers & Board of Directors
Class A
Limited Partners
Class B Limited Partners
NewReal, Inc. (MA)
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
100% Member
NERA Dean Street Associates, LLC (DE)
Non-Member Manager: NewReal, Inc. (MA)
38 Dean Street
Norwood, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 15
© 2022 Fannie Mae

Note:
Other than persons or entities specifically identified on this organizational chart, there is no: (i) U.S. person or entity who owns, in the aggregate*, 25% or more of the direct or indirect ownership interests in Borrower or (ii) foreign person or entity who owns, in the aggregate, 10% or more of the direct or indirect ownership interests in Borrower. Unless otherwise indicated, all individuals identified on this organizational chart are U.S. citizens.
*This aggregate amount takes into account any direct or indirect ownership interests in Borrower held by a person's Immediate Family Members (which term includes an individual's child, stepchild, grandparent, spouse, sibling, step-sibling, parent, or step-parent).
Co-Trustee
Sally E. Michael
Co-Trustee
Andrew L. Bloch
Co-Trustee
Jameson Brown
Harold Brown Charitable Lead Annuity Trust, a MA Trust
JPB/HBC Real Estate LLC
Harley Brown
100% Sole Member
Maise Brown,LLC
HBC Holdings, LLC
(MA)
75.00% ownership in Class B NERA LP Shares
17.21% ownership in Class A NERA LP Shares
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% in Class B NERA LP Shares
Harley Brown
100% Sole Member
Maisie Brown LLC
37.50% ownership in GP Shares
39 Brighton Avenue
Allston, MA 02134
Jameson Brown
100% Sole Member
JPB Real Estate LLC
37.50% ownership in GP Shares
39 Brighton Avenue
Allston, MA 02134
Ronald Brown
25.00% ownership in GP Shares
U.S Citizen
Officers & Board of Directors
Ronald Brown (President and Director)
Jameson Brown (Treasurer and Director)
Lisbeth McCracking (Secretary)
David Aloise (Director)
Martina Altrasali (Director)
Andrew L. Bloch (Director)
Sally Michael (Director)
David J. Ratori (Director)
Jameson Brown
0.03% direct owner of Class A NERA LP shares
Ronald Brown
3.20% direct owner of Class A NERA LP shares
Class A
Limited Partners
Publicly Traded on NYSE
No domestic individual or entity owning 25% or more in the Borrowers and no foreign individual or entity owning 10% or greater in the Borrowers, other than noted above.
Class B Limited Partners
NewReal, Inc. (MA)
General Partner
39 Brighton Avenue
Allston, MA 02134
NewReal, Inc. is also the Non-Member Manager of each LLC Borrower
Executive Officers
Ronald Brown
President
U.S Citizen
Jameson Brown
Treasurer
U.S Citizen
New England Realty Associates Limited Partnership (MA)
Key Principal
Publically Traded NYSE ("NEN")
39 Brighton Avenue
Allston, MA 02134
100% Member
Westgate Apartments, LLC (DE)
Non-Member Manager: NewReal, Inc. (MA)
2-20 Westgate Drive
Woburn, MA

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Schedule 13 (Ownership Interests Schedule)
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 16
© 2022 Fannie Mae

Note: 'o""i ,10eih. d J l"' Otteer then persona orentitlu. speclncany Identified on this organizational chart there I. no: II) U.S. person ti r ar entty was ovme. In the aggrsgeiB', 25,5 or more of the direct or Indic ct ownership internals In Borrower e. nup~eel or pry foreign person or entity woo owns, m the aggregate. Tdfh or more of the director Indirect awnarsnip Misrule in Borrower. Unless otherwise Indicated. all Individuals Identified on this orgenlzatanal Chart are U.S. citizens. - p-T r:lttae onen'A c. 01000 re.exw~ '711.1, aagragate amount tube. Into account any direct or Indirect Ownership Intereeta In Borrower held by a Parson . hnmed..ta Family Member, (which term Includes an Indlvtduat'e Child, etapchim, grandparent, Cr_rr. Cree :tl 1 a ,. souse. p sibn. g all p- .lbUn g, perenL or ebp-parentl-N6 I II I He., B.— Je me¢on Brawn 100% sole N.m4•r lap% icH Alemb•r held Brown NBC Holding[, LLC Me1611 Brown LLC JPB Reel E[iel• LLC 2f.0a%oxn.nnlp In OP inenc NA) l a.2e% om•r¢Nlp In aprrpw•n Nnugn N.wOeM, Inp.). Roneltl Bvwn i}.ao%oxnenhlp In OP E) 60% cw n•nhlp In OP 3:0% oomaln•0 mdn cl In 0ortpwart 6 UC%oxnorenlp In Clete 011ER4 LP INne 1:.91%axner.nlp In Cu¢. A IIE R1 LP Ih.nt p6.00%In Cia t[ 0 NERA LP Inena IAerat U.iTa%oAn•r.Mp In share. Ip.1}6% own•rtnlp In O.1 CltNen 111.60% Indlnet.—r[nrp In eortpw.n) 14.Tfi% nwnertnlp In Bpwpwert Btlrnw , Bortpwer.) S9 HriOnton Avenu. 1n."t, Claet B XERA i0....Wn Arenpe a. 0dpntpn Avenue .11,o . NA 03184 Ini....t¢i- e. 0% IMtl Aa[bn. MA I!— mt•r.ct in So,=' Allelon, NA 02104 4vr4uf lA.n..u. rJin.,., .v ~: ul: brr. rl .I Lluvt.,. ar. nun n~ nibs u,nu.ur. CRlpnr: S Ecara e! ~Irep.ar. J aB on Brown 0.03`6 dhec(owner or Close A 'II.[ A NexReel, Mp. IMA I NERA LP Shares Llmlbtl Pertnere deal 6 LImi .d P.rc ut.r General Pd1rc-OceaniY Traded on NY Jr 1100% I CO. Ronald Brown ie.oam he Shin-On Conrad -•,.. - - . 5.20f4 direct owner of Class A Na dome tlla Indrrieuel or Alelu-, ere m Ica It ERA LP aharea c6y' oor ring 24% or mer. In d no foreign Ind tu M o r or fi q t t er N/~nnmg 1n%.1 anee rt In Niwnell, ice. le M[o the Mon-Member Manager cruet LLC earriwer Bormw.r.,ou r in.. noted • Ereouflve OMwr. Coned Brown Pr..ltleni V.e Cheer New England Realty Associates Limited Partnership (MA) u.e J e n scorn Tne[u r cm aen Key Principal Publically Traded NYSE ("HEN") 39 Brighton Avenue Allston, MA 02134 100% Member Hamilton Highlands, LLC (MA) Non-Member Manager: NewReal, Inc. (MA) 757 Highland Avenue Needham Heights, MA [Remainder of Page Intentionally Blank] Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Form 6601.MCFA Page 17 Schedule 13 (Ownership Interests Schedule) 12-22 © 2022 Fannie Mae HAMILTON/KeyBank (2021 MCFA) 65624749-v5

SCHEDULE 21 TO MASTER CREDIT FACILITY AGREEMENT Agreement Restricting Rent, Income, or Both The foregoing Master Agreement is hereby modified as follows: 1. Capitalized terms used and not specifically defined herein have the meanings given to such terms in this Master Agreement. 2. The Definitions Schedule is hereby amended by adding the following new definitions in the appropriate alphabetical order: "Agency" means, with respect to a Rent Restriction Agreement, the applicable governmental unit, agency, authority or other public body identified as "Agency" on the Summary of Master Terms. "Rent Restriction Agreement" means, individually and collectively, the "Regulatory Agreement(s)" or "Recorded Use Restriction(s)" between Borrower and the Agency (or otherwise enforceable by the Agency) and identified on the Summary of Master Terms that restrict(s) all or a portion of the residential units at the Mortgaged Property for occupancy by tenants with limited incomes and/or which restrict(s) the rents that can be charged for such units. 3. Section 3.02(a) (Personal Liability Based on Lender's Loss (Partial Recourse)) of the Master Agreement is hereby amended by adding the following subsection to the end thereof: (11) any failure of Borrower to comply with Section 16.02(b) (Covenants Regarding Rent Restriction Agreement) that constitutes an Event of Default under Section 14.01(b)(5) (Events of Default Subject to a Specified Cure Period) of this Master Agreement. 4. Section 14.01(b) (Events of Default Subject to a Specified Period) of the Master Agreement is hereby amended by adding the following provision to the end thereof: (5) any failure by Borrower to comply with Section 16.02(b) (Covenants Regarding Rent Restriction Agreement) of this Master Agreement, which failure continues beyond the expiration of any applicable cure period specified under the Rent Restriction Agreement. Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 21 (Agreement Restricting Rent, Income, or Both) HAMILTON/KeyBank (2021 MCFA) 65624749-v5 Form 6253 [modified] 05-24 Page 1 © 2024 Fannie Mae

5. The following article is hereby added to this Master Agreement as Article 16 (Items Related to the Rent Restriction Agreement): Article 16 ITEMS RELATED TO THE RENT RESTRICTION AGREEMENT Section 16.01 Representations Regarding Rent Restriction Agreement. Borrower represents and warrants that: (a) the Rent Restriction Agreement is the only agreement, contract, or arrangement (recorded or unrecorded) affecting the Mortgaged Property or Borrower that (a) restricts all or a portion of the residential units for occupancy by tenants with limited income, and/or (b) restricts rents that can be charged for those units, including restrictions developed in accordance with the affordability requirements of any state or local zoning regulation, real estate tax abatement program, loan program, or similar state or local program. True, correct, and complete copies of each Rent Restriction Agreement, including all amendments thereto, are attached to the Summary of Master Terms; and (b) Borrower is in compliance with all requirements of the Rent Restriction Agreement. Section 16.02 Covenants Regarding Rent Restriction Agreement. Borrower covenants and agrees that: (a) within three (3) Business Days after Borrower's receipt, Borrower shall provide Lender with a copy of any default notice, warning letter, or similar communication with respect to the Rent Restriction Agreement and shall identify the manner in which Borrower or the Mortgaged Property is alleged to be non-compliant; (b) Borrower shall comply with all requirements of the Rent Restriction Agreement; (c) in the event that any Rent Restriction Agreement requires Borrower to provide evidence of compliance to the Agency (or its designee), Borrower shall provide Lender with copies of all such reports, certifications, and documents within five (5) Business Days after submitting the same to the applicable Agency (or its designee); and Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 21 (Agreement Restricting Rent, Income, or Both) HAMILTON/KeyBank (2021 MCFA) 65624749-v5 Form 6253 [modified] 05-24 Page 2 © 2024 Fannie Mae

(d) the Rent Restriction Agreement may not be amended, modified, or terminated without the prior written consent of Lender. [Remainder of Page Intentionally Blank] Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 21 (Agreement Restricting Rent, Income, or Both) HAMILTON/KeyBank (2021 MCFA) 65624749-v5 Form 6253 [modified) 05-24 Page 3 © 2024 Fannie Mae

SCHEDULE 21-A TO MASTER CREDIT FACILITY AGREEMENT ADDENDA TO SCHEDULE 2— SUMMARY OF MASTER TERMS Agreement Restricting Rent, Income, or Both IV. Agreement Restricting Rent, Income, or Both Regulatory Agreement/ Type of Rent Recorded Use For Borrower Restriction Restriction Agency: Dated: Owning: Agreement: Document Name, each attached hereto as Exhibit A: Hamilton Highlands ® "Regulatory Regulatory Needham February 13, 2018; Agreement" Agreement and Affordable and recorded Declaration of Housing Trust February 16, 2018 OR Restrictive Fund in Book 35803, Covenants for Page 271 in the ❑ "Recorded Rental Project Norfolk County Use Restriction" Registry of Deeds, Commonwealth of Massachusetts [Remainder of Page Intentionally Blank] Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 21-A (Addenda to Schedule 2 - Agreement Restricting Rent, Income, or Both) HAMILTON/KeyBank (2021 MCFA) 65624749-v5 Form 6102.23 (modified] 11-23 Page 1 © 2023 Fannie Mae

EXHIBIT A TO ADDENDA TO SCHEDULE 2— SUMMARY OF LOAN TERMS (Agreement Restricting Rent, Income, or Both) See attached. Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Schedule 21-A (Addenda to Schedule 2 - Agreement Restricting Rent, Income, or Both) HAMILTON/KeyBank (2021 MCFA) 65624749-v5 Form 6102.23 [modified] 11-23 Page 2 cO 2023 Fannie Mae

Pk 358O3 P271 -13oOS O2-16-2131S a 1O 16cz NEEDHA (AI3FORDABLE HODS NP 'RUST FUND AN AN OFF I CIAL OFF I C I AL C 0 ULATORY AGREPWT$T Y AND DECLARATION OF RESTRICTIVE COVENANTS Af4e4- Rf fit c * ge % FOR RENTAL PROJECT l *f5 Zc P! OOt fl' RECEIVED AND RECORDED NORFOLK COUNTY REGISTRY OF DEEDS DEDHAM, MA CERTIFY WIW*K P. O'DOtiNEtL, 61S1[ This Regulatory Agreement and Declaration of Restrictive Covenants (the "Agreement") is made this 1 "' day ofF2h . 20JSby the Needham Affordable Housing Trust Fund ("the Trust"), and Webster Green Apartments, LLC, havingt a address at 369 Lindsay Pond Road, Concord, MA 01742, and its successors and assigns ( Owner"). WITNESSETH: WHEREAS, the Owner intends to convert a market rate rental housing unit to an affordable one in the development known as Webster Green at 757 Highland Avenue in the Town of Needham, more particularly described in Exhibit A (the "Project") attached hereto; WHEREAS, such development consists of an existing total number of 76 rental dwelling units (the "Units") and another Three (3) market units will be created (the "New Market Units"), One (1) additional (i.e., not necessarily one of the New Market Units) unit (the "Affordable Unit") will be designated and rented at the rent specified in this Agreement to Eligible Tenants as specified in paragraph two of this Agreement (the "Low and Moderate Income Units"); NOW, THEREFORE, in consideration of the agreements and covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which each of the "v parties hereto hereby acknowledge to the other, the Trust and Owner hereby agree and covenant as follows: I . Construction. The Owner agrees to designate the Affordable Unit in accordance with plans and specifications approved by the Trust such that it must be indistinguishable from other Units in the Project from the exterior and must contain complete living facilities including but not limited to a stove, refrigerator, kitchen cabinets, plumbing fixtures, and washer/dryer hookup or access to an on-site laundry. The Affordable Unit shall contain two bedrooms and have a total living space of at least 900 square feet. During the term of this Agreement, the Owner covenants, agrees, and warrants that the Affordable Unit will remain suitable for occupancy and in compliance with all federal, state, and local health, safety, building, sanitary, environmental, and other laws, codes, rules, and regulations, including without limitation laws relating to the operation of adaptable and Rental Regulatory Agreement Page 1

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accessible housing for the handicapped. The Project must comply with all similar local codes, ordinances, and by-laws.

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2. Affordability. (a) Throughout the term of this Agreement, the Affordable Unit will be rented for no more than the rental rates set forth herein to an Eligible Tenant. An Eligible Tenant is a household whose annual income does not exceed eighty percent (80%) of the Area Median Income adjusted for household size as determined by the U.S. Department of Housing and Urban Development ("HUD"). A "household" shall mean two or more persons who will live regularly in the Affordable Unit as their primary residence and who are related by blood, marriage, or operation of law or who have otherwise evidenced a stable inter-dependent relationship; or an individual. The "Area" is defined as the Boston-Cambridge-Quincy MA-NH MSA/HMFA/Non-Metropolitan County.

(b) The monthly rent charged to tenants of the Affordable Unit shall not exceed an amount equal to thirty percent (30%) of the monthly adjusted income of a household whose gross income equals eighty percent (80%) of the median income for the Area, with adjustment for the number of bedrooms in the Unit, as provided by HUD. In determining the maximum monthly rent that may be charged for the Affordable Unit under this clause, the Owner shall include an allowance for any utilities and services (excluding telephone) to be paid by the resident. Annual income shall be as defined in 24 C.F.R. 5.609 (or any successor regulation) using assumptions provided by HUD. The initial maximum monthly rent and utility allowance for the Affordable Unit are set forth in Exhibit B attached hereto.

Annually as part of the annual report required under Subsection 2(e) below, the Owner shall submit to the Trust a proposed schedule of monthly rents and utility allowances for the Affordable Unit. Such schedule shall be subject to the approval of the Trust for compliance with the requirements of this Section. The rent for the Affordable Unit shall not be increased without the Trust's prior approval of either (i) a specific request by the Owner for a rent increase or (ii) the next annual schedule of rent and allowance. Notwithstanding the foregoing, rent increases shall be subject to the provisions of outstanding leases and shall not be implemented without at least 30 days' prior written notice by Owner to the affected tenant.

(c) If, after initial occupancy, the income of a tenant of the Affordable Unit increases and, as a result of such increase, exceeds the maximum income permitted hereunder for such a tenant, the unit will be deemed an Affordable Unit so long as the unit continues to be rent-restricted and the tenant's income does not exceed 140% of the maximum income permitted. If the tenant's income exceeds 140% of the maximum income permitted at the time of annual income determination, the Affordable Unit will remain so until the tenant's one-year lease term expires at which time the over-income tenant must voluntarily vacate the Affordable Unit and be replaced by an Eligible Tenant unless the Trust formally determines to waive or adjust this provision in writing at the time.

(d) Throughout the term of this Agreement, the Owner shall annually determine whether the tenant of the Affordable Unit remains an Eligible Tenant. This determination shall be reviewed and approved by the Trust.

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(e) The Developer shall enter into a written lease with the tenant of the Affordable Unit which shall be for a minimum period of one year and which provides that the tenant shall not be evicted for any reason other than a substantial breach of a material provision of such lease, or pursuant to the income increases described in Section 2(c) hereunder.

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3. Non-discrimination. Neither the Owner nor the Trust shall discriminate on the basis of race, creed, color, sex, age, handicap, marital status, national origin, sexual orientation, familial status, genetic information, ancestry, children, receipt of public assistance, or any other basis prohibited by law in the selection of tenants; and the Owner shall not so discriminate in connection with the employment or application for employment of persons for the construction, operation or management of the Project.

4. Inspection. The Owner agrees to comply and to cause the Project to comply with all requirements of the Regulations and Guidelines and all other applicable laws, rules, regulations, and executive orders. The Chief Executive Officer of the municipality shall have access during normal business hours to all books and records of the Owner and the Project in order to monitor the Owner's compliance with the terms of this Agreement.

5. Recording. Upon execution, the Owner shall immediately cause this Agreement and any amendments hereto to be recorded with the Norfolk County Registry of Deeds and file this Agreement and any amendments hereto with the Registry District of the Land Court for the County where the Project is located (collectively hereinafter the "Registry of Deeds"), and the Owner shall pay all fees and charges incurred in connection therewith. Upon recording or filing, as applicable, the Owner shall immediately transmit to the Trust evidence of such recording or filing including the date and instrument, book and page or registration number of the Agreement.

6. Representations. The Owner hereby represents, covenants and warrants as follows:

(a) The Owner is qualified to transact business under the laws of this State, (ii) has the power and authority to own its properties and assets and to carry on its business as now being conducted, and (iii) has the full legal right, power and authority to execute and deliver this Agreement.

(b) The execution and performance of this Agreement by the Owner (i) will not violate or, as applicable, has not violated any provision of law, rule or regulation, or any order of any court or other agency or governmental body, and (ii) will not violate or, as applicable, has not violated any provision of any indenture, agreement, mortgage, mortgage note, or other instrument to which the Owner is a party or by which it or the Project is bound, and (iii) will not result in the creation or imposition of any prohibited encumbrance of any nature.

(c) The Owner will, at the time of execution and delivery of this Agreement, have good and marketable title to the premises constituting the Project free and clear of any lien or encumbrance (subject to encumbrances created pursuant to this Agreement, any loan documents relating to the Project the terms of which are

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approved by the Trust, or other permitted encumbrances, including mortgages referred to in paragraph 16, below).

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(d) There is no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency now pending, or, to the knowledge of the Owner, threatened against or affecting it, or any of its properties or rights, which, if adversely determined, would materially impair its right to carry on business substantially as now conducted (and as now contemplated by this Agreement) or would materially adversely affect its financial condition.

7. Transfer Restrictions.

(a) The Owner shall provide the Trust with thirty (30) days' prior written notice of the following:

(i) Any change, substitution or withdrawal of any general partner, manager, or agent of the Owner; or

(ii) The conveyance, assignment, transfer, or relinquishment of a majority of the Beneficial Interests (herein defined) in the Owner (except for such a conveyance, assignment, transfer or relinquishment among holders of Beneficial Interests as of the date of this Agreement).

For purposes hereof, the term "Beneficial Interest" shall mean: (i) with respect to a partnership, any limited partnership interests or other rights to receive income, losses, or a return on equity contributions made to such partnership; (ii) with respect to a limited liability company, any interests as a member of such company or other rights to receive income, losses, or a return on equity contributions made to such company; or (iii) with respect to a company or corporation, any interests as an officer, board member or stockholder of such company or corporation to receive income, losses, or a return on equity contributions made to such company or corporation.

(b) Prior to any transfer of ownership of the Project or any portion thereof or interest therein, the Owner agrees to secure from the transferee a written agreement stating that transferee will assume in full the Owner's obligations and duties under this Agreement.

8. Casualty; Demolition; Change of Use

(a) The Owner represents, warrants, and agrees that if the Project, or any part thereof, shall be damaged or destroyed or shall be condemned or acquired for public use, the Owner (subject to the approval of the lender(s) which has provided financing) will use commercially reasonable efforts to repair and restore the Project to substantially the same condition as existed prior to the event causing such damage or destruction, or to relieve the condemnation, and thereafter to operate the Project in accordance with this Agreement.

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(b) The Owner shall not demolish any part of the Project or substantially subtract from any real or personal property of the Project or permit the use of any residential rental unit for any purpose other than rental housing during the term of the Agreement unless required by law.

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9. Governing Law. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts. Any amendments to this Agreement must be in writing and executed by all of the parties hereto. The invalidity of any clause, part, or provision of this Agreement shall not affect the validity of the remaining portions hereof.

10. Notices. All notices to be given pursuant to this Agreement shall be in writing and shall be deemed given when delivered by hand or when mailed by certified or registered mail, postage prepaid, return receipt requested, to the parties hereto at the addresses set forth below, or to such other place as a party may from time to time designate by written notice:

Trust: Needham Affordable Housing Trust Fund
1471 Highland Avenue
Needham, MA 02492

Owner: Webster Green Apartments, LLC
c/o True North Capital Partners, LLC
369 Lindsay Pond Road
Concord, MA 01742

With a copy to:
Webster Green Apartments, LLC
c/o True North Capital Partners, LLC
P.O. Box 424
Winchester, MA 01890

11. Term. (a) This Agreement and all of the covenants, agreements and restrictions contained herein shall be deemed to be an affordable housing restriction as that term is defined in G.L. c. 184, § 31 and as that term is used in G.L. c.184, § 26, 31, 32 and 33. This Agreement is made for the benefit of the Trust, and the Trust shall be deemed to be the holder of the affordable housing restriction created by this Agreement. The Trust has determined that the acquiring of such affordable housing restriction is in the public interest. The term of this Agreement, the rental restrictions, and other requirements provided herein shall be perpetual.

(b) The Owner intends, declares and covenants on behalf of itself and its successors and assigns (i) that this Agreement and the covenants, agreements and restrictions contained herein shall be and are covenants running with the land, encumbering the Project for the term of this Agreement, and are binding upon the Owner's successors in title, (ii) are not merely personal covenants of the Owner, and (iii) shall bind the Owner, its successors and assigns and enure to the benefit of the Trust and its successors and assigns for the term of the Agreement. The Owner hereby agrees that any and all requirements of the laws of the Commonwealth of

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Massachusetts to be satisfied in order for the provisions of this Agreement to constitute restrictions and covenants running with the land shall be deemed to be satisfied in full and that any requirements of privity of estate are also deemed to be satisfied in full.

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12. <u>Senior Lender Foreclosure</u>. (a) Notwithstanding anything herein to the contrary, but subject to the provisions of this Section, if the holder of record of a first mortgage granted to a state or national bank, state or federal savings and loan association, cooperative bank, mortgage company, trust company, insurance company or other institutional or governmental lender shall acquire the Project by reason of foreclosure or similar remedial action under the provisions of such mortgage or upon conveyance of the Project in lieu of foreclosure, and provided that the holder of such mortgage has given the Trust not less than sixty (60) days' prior written notice of its intention to foreclose upon its mortgage or to accept a conveyance of the Project in lieu of foreclosure to attempt to structure a workout or other arrangement to avoid such foreclosure, conveyance in lieu of foreclosure, or similar remedial action and the Trust has failed within such sixty (60) days to locate a purchaser for the Project who is capable of operating the Project for the uses permitted under this Agreement and who is reasonably acceptable to such mortgage holder, then except as provided below, the rights and restrictions herein contained shall not apply to such mortgage holder upon such acquisition of the Project or to any purchaser of the Project from such mortgage holder, and the Project shall, subject to Paragraph (b) below, thereafter be free from all such rights and restrictions. Notwithstanding the foregoing, the rights and restrictions contained herein shall terminate only to the extent it is financially infeasible to maintain the level of affordability required by this Agreement or some lesser level of affordability (i.e., affordable to persons or families with higher annual incomes than those required by this Agreement.) "Financially infeasible" shall mean (i) with respect to the operation of the Project, that the rent and other income from the Project is, or is reasonably projected to be, less than the reasonable expenses required (or reasonably projected to be required) to maintain and operate the Project and (ii) with respect to a sale of the Project, that the restrictions would prevent (or be reasonably projected to prevent) the senior mortgage holder from recovering all amounts due and owing with respect to its financing of the Project, including without limitation, principal, interest, charges, costs, expenses, late fees and prepayment premiums. Financial infeasibility shall be determined by the senior mortgage holder in its reasonable discretion after consultation with the Trust. The senior mortgage holder shall notify the Trust of the extent to which the rights and restrictions contained herein shall be terminated and the Owner agrees to execute any documents required to modify this Agreement to conform to the senior mortgage holder's determination. The Owner hereby irrevocably appoints any senior mortgage holder and the Trust, its true and lawful attorney-in-fact, with full power of substitution, to execute, acknowledge and deliver any such documents on behalf of the Owner should the Owner fail or refuse to do so.

(b) The rights and restrictions contained herein shall not lapse if the Project is acquired through foreclosure or deed in lieu of foreclosure by (i) Owner, (ii) any person with a direct or indirect financial interest in the Owner, (iii) any person related to a person described in clause (ii) by blood, adoption or marriage, (iv) any person who is or at any time was a business associate of a person described in clause (ii), and (v) any entity in which any of the foregoing have a direct or indirect financial interest (each a "Related Party"). Furthermore, if the Project is subsequently acquired by a Related Party during the period in which this Agreement would have

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remained in effect but for the provisions of this Section, this Agreement shall be revived and shall apply to the Project as though it had never lapsed.

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(c) Notwithstanding anything to the contrary herein, the removal of rights and restrictions on the Affordable Unit for any reason, including but not limited to operation of Section 12, will not affect the validity of the permits, zoning decisions, or any other legal instruments that allow for the New Market Units to be created.

13. Default. (a) The Owner acknowledges that the primary purpose for requiring compliance by the Owner with the restrictions provided herein is to create and maintain long-term affordable rental housing, and by reason thereof the Owner agrees that the Trust or any prospective, present, or former tenant shall be entitled for any breach of the provisions hereof, and in addition to all other remedies provided by law or in equity, to enforce the specific performance by the Owner of its obligations under this Agreement in a state court of competent jurisdiction. The Owner further specifically acknowledges that the beneficiaries of its obligations hereunder cannot be adequately compensated by monetary damages in the event of any default hereunder. In the event of a breach of this Agreement, the Owner shall reimburse the Trust for all costs and attorney's fees associated with such breach.

14. Mortgagee Consents. The Owner represents and warrants that it has obtained the consent of all existing mortgagees of the Project to the execution and recording of this Agreement and to the terms and conditions hereof and that all such mortgagees have executed the Consent to Regulatory Agreement attached hereto and made a part hereof.

Executed as a sealed instrument as of the date first above written.

Owner: Webster Green Apartments, LLC

By: True North Capital Partners, LLC, its Manager

By: ______________________
Jeff Bruce, Manager

By: ______________________
Mat Glauninger, Manager

Needham Affordable Housing Trust Fund

By:

its ______________________
(Chief Executive Officer)

Attachments: Exhibit A - Legal Property Description
Exhibit B - Rents for Low and Moderate Income Units

Rental Regulatory Agreement Page 7

Bk 35803 Pg278 #13008 NOT NOT AN AN O F/~ d O ALTH OF MASS~CAU~EtTS L COUNTY OF s's l~ h/per 12 2O rh On this t day of rt'h r U u r 20 j~ before me, the undersigned notary public, personally appeared ≥✓ LLl1!)/1) ®-J2t P,ioe.-' proved to me through satisfactory evidence of identification, which were V. -/ G-' to be the person whose name is signed on the preceding document, as of the [Owner], and acknowledged to me that he/she signed it voluntarily for its stated purpose. DEBBIE D. SHAY Notary Public Commonwealth of Massachusetts Notary Public My Commission Expires Print Name: ) November 3Q, 2018 My Commission Expires: r r ~' b " COMMONWEALTH OF MASSACHUSETTS COUNTY OF ,ss. '`e-b.' , 20!E3 On this ~ day of } t' b. 2015 before me, the undersigned notary public, personally appeared K 4e. t~2pt m`c iLL ~ - ,~, , proved to me through satisfactory evidence of identification, which ere Y?e ; i. vw to be the person whose name is signed on the preceding document, tnt as ( e(, Jf fo i~" ti "st of '.. ~Z dlft a' n A JA), k ,. and acknowledged to me that he/she signed it voluntarily purpose. ~.~~ ,-,s • r ►y,a,, ... {.SSA• Notary Public Print Name :.1.}4eXcivCee My Commission Expire Rental Regulatory Agreement Page 8

Bk 35803 Pg279 #13008

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Consent to Regulatory Agreement

The Undersigned being the holder of a mortgage on the above described Project recorded with the Norfolk County Registry of Deeds in Book 33802, Page 339, hereby consents to the execution and recording of this Agreement and to the terms and conditions hereof.

(name of lender) Brookline Bank

By: [signature]

its Vice President

(If the Project has more than one mortgagee, add additional consent forms. Execution of the consent form by a mortgagee is only necessary if the mortgage has been recorded prior to the Regulatory Agreement.)

COMMONWEALTH OF MASSACHUSETTS

COUNTY OF Suffolk ,ss. February 9, 2018

On this 9th day of February, 2018 before me, the undersigned notary public, personally appeared Jane Adler, proved to me through satisfactory evidence of identification, which were Mass. Drivers Lic., to be the person whose name is signed on the preceding document, as Vice President of Brookline Bank, and acknowledged to me that he/she signed it voluntarily for its stated purpose.

[signature]

Notary Public

Print Name: PETER MORONEY

My Commission Expires: 4/30/2021

PETER M. MORONEY
Notary Public
Commonwealth of Massachusetts
My Commission Expires
April 30, 2021

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EXHIBIT A

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Re:

Project: Webster Green

Municipality: Town of Needham

Owner: Webster Green Apartments, LLC
Deed: Recorded at Norfolk County Registry of Deeds, Book 33802, Page 332

Property Description

A certain parcel of land situated on Highland Avenue, Needham, Norfolk County, Massachusetts, together with any improvements situated thereon, as specifically shown as Lot 2 on a plan entitled "Plan of Land in Needham", prepared by Robert A. MacEwen, Registered Land Surveyor, dated January 10, 1984, which plan is recorded with the Norfolk County Registry of Deeds as Plan #472 of 1984 in Plan Book 310 and is bounded and described according to said plan as follows:
Beginning at a point on the Northwesterly side of Highland Avenue, being the Southeasterly corner of the hereinafter described parcel:
Thence running N 52°-38'-21" W 159.45 feet by land now or formerly of James C. Harkins and Charles J. and Ellen Wainwright;
Thence S 31°-54'-04" W 97.33 feet by land now or formerly of Charles J. and Ellen Wainwright;
Thence N 58°-54'-31" W 40.00 feet by Cottage Avenue;
Thence S 31°-05'-29" W 15.00 feet by Cottage Avenue;
Thence N 58°-54'-32" W 25.54 feet;
Thence along a radius of 3232.92 a length of 575.57 feet by land now or formerly of MBTA;
Thence S 65°-50'-24" E 145.02 feet by Lot 1;
Thence N 56°-53'-36" E 101.57 feet by Lot 1;
Thence S 51°-17'-24" E 180.18 feet by Lot 1;
Thence S 06°-17'-24" E 56.57 feet by Lot 1,
Thence S 38°-42'-36" W 470.12 feet along Highland Avenue to a point of nontangency;
Thence along Highland Avenue by a curve having a radius of 1005.00 feet and a length of 43.89 feet, said curve having a chord bearing of S 37°-06'-22" W to the point of beginning.

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EXHIBIT B

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Re:

Project: Webster Green

Municipality: Needham Affordable Housing Trust Fund on behalf of the Town of Needham

Owner: Webster Green Apartments, LLC

Initial Maximum Rent, Utility Allowance and Tenant Rent for the Affordable Unit

	Initial Maximum Rent*	Utility Allowance**	Tenant Rent***
Studio units	$ NA	$ NA	$ NA
One bedroom units	$ NA	$ NA	$ NA
Two bedroom units	$ 1,759	$ 50.00	$ $1,709
Three bedroom units	$ NA	$ NA	$ NA
Four bedroom units	$ NA	$ NA	$ NA

* Base rent based on state Local Initiative Program (LIP) requirements of 30% of 80% of the Area Median Income (AMI) for the Boston-Cambridge-Quincy, MA-NH Metropolitan Statistical Area for 2017 as derived from income limits published annually by HUD and adjusted by household size. For a two-bedroom apartment a household of three is used (number of bedrooms plus one).

** Utility allowance based on those that are provided by the Needham Housing Authority and dated January 1, 2017. The dollar amount listed assumes that the tenant will pay electric with owner paying heat/hot water, and water/sewer.

*** Tenant rent is net of the utility allowance.

EXHIBIT A
TO MASTER CREDIT FACILITY AGREEMENT
AND ENVIRONMENTAL INDEMNITY AGREEMENT

SCHEDULE OF MORTGAGED PROPERTIES AND INITIAL VALUATIONS

PROPERTY	EFFECTIVE DATE MORTGAGED PROPERTY ADDED TO COLLATERAL POOL	LOCATION	COUNTY	BORROWER	INITIAL VALUATION*	INITIAL ALLOCABLE FACILITY AMOUNT*
Commonwealth Apartments	11/30/2021	1144 Commonwealth Ave, Allston, Massachusetts 02134	Norfolk and Suffolk	Commonwealth 1144 Limited Partnership, a Massachusetts limited partnership	$80,300,000	$32,325,000
Commonwealth Gardens	11/30/2021	1137 Commonwealth Ave, Allston, Massachusetts 02134	Suffolk	Commonwealth 1137 Limited Partnership, a Massachusetts limited partnership	$18,100,000	$5,440,000
Courtyard at North Beacon	11/30/2021	140 North Beacon St, Brighton, Massachusetts 02135	Suffolk	North Beacon 140 Limited Partnership, a Massachusetts limited partnership	$33,200,000	$12,683,000
Executive Apartments	11/30/2021	545 Worcester Rd, Framingham, Massachusetts 01701	Middlesex	Executive Apartments Limited Partnership, a Massachusetts limited partnership	$16,200,000	$8,190,000
Hamilton Oaks	11/30/2021	30 Oak St Extension, Brockton, Massachusetts 02301	Norfolk and Plymouth	Hamilton Oaks Associates, LLC, a Delaware limited liability company	$47,800,000	$26,666,000
Highland Street Apartments	11/30/2021	38 Highland St, Lowell, Massachusetts 01852	Middlesex	Highland 38 Limited Partnership, a Massachusetts limited partnership	$6,600,000	$3,960,000

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Exhibit A
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 1
© 2022 Fannie Mae

PROPERTY	EFFECTIVE DATE MORTGAGED PROPERTY ADDED TO COLLATERAL POOL	LOCATION	COUNTY	BORROWER	INITIAL VALUATION*	INITIAL ALLOCABLE FACILITY AMOUNT*
Olde English Village	11/30/2021	714 Chelmsford St, Lowell, Massachusetts 01851	Middlesex	Olde English Apartments Limited Partnership, a Massachusetts limited partnership	$16,000,000	$9,608,000
Redwood Hills	11/30/2021	376 Sunderland Rd, Worcester, Massachusetts 01604	Worcester	Redwood Hills Limited Partnership, a Massachusetts limited partnership	$28,500,000	$17,105,000
River Drive Apartments	11/30/2021	3 River Drive, Danvers, Massachusetts 01923	Essex	River Drive Limited Partnership, a Massachusetts limited partnership	$15,900,000	$9,543,000
Westside Colonial Apartments	11/30/2021	10 Westland St, Brockton, Massachusetts 02301	Plymouth	WCB Associates, LLC, a Delaware limited liability company	$32,100,000	$19,266,000
Clovelly Apartments	11/30/2021	160 Concord St, Nashua, New Hampshire 03064	Hillsborough	Clovelly Apartments Limited Partnership, a Massachusetts limited partnership	$18,900,000	$11,214,000
Courtyard at Westgate	6/16/2022	105 Westgate Dr, Burlington, Massachusetts 01803	Middlesex	Westgate Apartments Burlington, LLC, a Delaware limited liability company	$8,400,000	$4,494,000
Hamilton Village	6/16/2022	9 School St, Framingham, Massachusetts 01701	Middlesex	School Street 9, LLC, a Delaware limited liability company	$52,400,000	$26,993,000
Stonebridge Apartments	6/16/2022	38 Dean St, Norwood, Massachusetts 02062	Norfolk	NERA Dean Street Associates, LLC, a Delaware limited liability company	$18,300,000	$10,322,000
Westgate Apartments	6/16/2022	2 Westgate Dr, Woburn, Massachusetts 01801	Middlesex	Westgate Apartments, LLC, a Delaware limited liability company	$77,100,000	$38,475,000

Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement
Exhibit A
HAMILTON/KeyBank (2021 MCFA)
65624749-v5

Form 6601.MCFA
12-22

Page 2
© 2022 Fannie Mae

PROPERTY EFFECTIVE LOCATION COUNTY BORROWER INITIAL INITIAL DATE VALUATION* ALLOCABLE MORTGAGED FACILITY PROPERTY AMOUNT* ADDED TO COLLATERAL POOL Hamilton 5/30/2025 757 Highland Ave, Norfolk Hamilton $35,400,000 $20,511,229 Highlands Needham, Highlands, LLC, a Massachusetts 02494 Massachusetts limited liability company *These reflect amounts in effect as of the date such Mortgaged Property was added to the Master Agreement. Reaffirmation, Joinder and Second Amendment to Master Credit Facility Agreement Exhibit A HAMILTON/KeyBank (2021 MCFA) 65624749-v5 Form 6601.MCFA 12-22 Page 3 © 2022 Fannie Mae